Exhibit 10.1

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of April 16, 2020, by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the entities listed on Schedule I hereto and each of the other entities that may become a party hereto as provided herein (each of the foregoing together with the Company, a “Grantor” and collectively, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent for the Secured Parties (in such capacity and together with any successors in such capacity, the “Collateral Agent”), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Notes Indenture, dated as of April 16, 2020 (as amended, modified, supplemented or restated and in effect from time to time, the “Indenture”) by and among the Company, each Guarantor, Wilmington Trust, National Association, in its capacity as trustee (together with its successors in such capacity, the “Trustee”) and the Collateral Agent, pursuant to which the Company is issuing $300,000,000 aggregate principal amount of its 6.250% Senior Secured Notes due 2025 (together with any additional notes issued under the Indenture, the “Senior Secured Notes”);

WHEREAS, it is a condition to the issuance of the Senior Secured Notes that each Grantor executes and delivers the applicable Collateral Documents, including this Agreement; and

WHEREAS, this Agreement is made by the Grantors in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance in full when due of the Secured Obligations;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or permitted assigns), hereby agree as follows:

ARTICLE 1

Definitions

Section 1.01                  Generally. All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided, further, that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

Section 1.02                  Definition of Certain Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture. In addition, as used herein, the following terms shall have the following meanings:

“ABL Collateral Agent” shall mean Bank of America, N.A., in its capacity as Collateral Agent under the ABL Credit Agreement, and its successors and permitted assigns.

“ABL Administrative Agent” shall mean Bank of America, N.A., in its capacity as Administrative Agent under the ABL Credit Agreement, and its successors and permitted assigns.

“ABL Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement, dated as of April 16, 2020, among the Company, the other Grantors, the ABL Administrative Agent, the ABL Collateral Agent, the Term Loan Administrative Agent, the Term Loan Collateral Agent, the Collateral Agent and each additional agent from time to time party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“ABL Priority Collateral” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“Accessions” shall have the meaning given that term in the UCC.

“Account Debtor” shall have the meaning given that term in the UCC.

“Account(s)” shall mean “accounts”, as defined in the UCC, and shall also mean a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, or (iii) arising out of the use of a credit or charge card or information contained on or for use with the card.

“Additional Grantor Joinder Agreement” shall have the meaning assigned to such term in Section 8.15.

“Additional Pari Passu Documents” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Pari Passu Obligations” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Pari Passu Secured Party” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Additional Senior Class Debt Representative” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 6.01 of this Agreement.

“Chattel Paper” shall have the meaning given that term in the UCC.

“Collateral” shall mean all personal property of each Grantor, including, without limitation: all (A) Accounts, (B) Chattel Paper, (C) Commercial Tort Claims, (D) Deposit Accounts, (E) Documents, (F) Equipment, (G) Fixtures, (H) General Intangibles (including Payment Intangibles), (I) Goods, (J) Instruments, (K) Inventory, (L) Investment Property, (M) Letter-of-Credit Rights, (N) Software, (O) Supporting Obligations, (P) money, policies and certificates of insurance, deposits, cash, or other property, (Q) all books, records, and information relating to any of the foregoing ((A) through (P)) and/or to the operation of any Grantor’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded and maintained, (R) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((A) through (Q)) or otherwise, (S) [reserved], (T) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((A) through (S)), including the right of stoppage in transit, and (U) any of the foregoing, whether now owned or now due, or in which any Grantor has an interest, or hereafter acquired, arising, or to become due, or in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing; provided, however, that the Collateral shall not include (a) any rights or property acquired under a lease, contract, property rights agreement or license, or any intent to use trademark applications filed pursuant to Section 1(b) of the Lanham Act, if and to the extent that the grant of a security interest in which shall constitute or result in (i) the abandonment, cancellation, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any lease, contract, property rights agreement or license (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity); provided that the Proceeds from any such lease, contract, property rights agreement or license shall not be excluded from the definition of Collateral to the extent that the assignment of such Proceeds is not prohibited, and provided, further, that any rights under any intent to use trademark applications filed pursuant to Section 1(b) of the Lanham Act shall be excluded from Collateral only to the extent and until a statement of use or amendment to allege use is filed in connection with therewith and accepted by the United States Patent and Trademark Office and only if inclusion of intent to use applications prior to such time would result in the cancellation or invalidation of the alleged trademark, (b) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity), or (c) any Security, Investment Property or other equity interest representing more than 65% of the outstanding voting stock of (i) any Foreign Subsidiary or (ii) any Subsidiary in which substantially all of its assets consist of the Capital Stock of one or more Foreign Subsidiaries).

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Collateral Agent’s Rights and Remedies” shall have the meaning assigned to such term in Section 8.08.

“Commercial Tort Claim” shall have the meaning given that term in the UCC and shall include, without limitation, the Commercial Tort Claims from time to time set forth on Schedule 4.10 hereto (as such schedule may be supplemented from time to time in accordance with Section 4.10).

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Control” shall have the meaning given that term in the UCC.

“Deposit Account” shall have the meaning given that term in the UCC and shall also include all demand, time, savings, passbook, or similar accounts maintained with a bank or other financial institution.

“Documents” shall have the meaning given that term in the UCC.

“Equipment” shall mean “equipment”, as defined in the UCC, and shall also mean all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Grantor’s business, and any and all Accessions or additions thereto, and substitutions therefor.

“Event of Default” shall mean, collectively, any “Event of Default” as defined in the Indenture or as defined in any Additional Pari Passu Document.

“Financing Statement” shall have the meaning given that term in the UCC.

“Fixtures” shall have the meaning given that term in the UCC.

“General Intangibles” shall have the meaning given that term in the UCC, and shall also include, without limitation, all: Payment Intangibles; rights to payment for credit extended; deposits; amounts due to any Grantor; credit memoranda in favor of any Grantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; rights to collect payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Grantor to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; technical data; computer records, rights of access to computer record service bureaus, and service bureau computer contracts; tapes, disks, semi-conductors chips and printouts; user technical reference, and other manuals and materials; IP Collateral (as defined in the Intellectual Property Security Agreement); proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by or credit extended or services performed, by any Grantor, whether intended for an individual customer or the general business of any Grantor, or used or useful in connection with research by any Grantor.

“Goods” shall have the meaning given that term in the UCC.

“Grantors” shall have the meaning assigned to such term in the preamble of this Agreement.

“Indemnitee” shall have the meaning assigned to such term in Section 8.06 of this Agreement.

“Indenture” shall have the meaning assigned to such term in the preliminary statements of this Agreement.

“Instruments” shall have the meaning given that term in the UCC.

“Intellectual Property Security Agreement” shall mean the Intellectual Property Security Agreement, dated as of April 16, 2020, by and among the Company, the other Grantors and the Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“Intercreditor Agreements” shall mean the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement.

“Inventory” shall have the meaning given that term in the UCC, and shall also include, without limitation, all: (a) Goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

“Investment Property” shall have the meaning given that term in the UCC.

“Joinder Agreement” shall have the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Letter-of-Credit Right” shall have the meaning given that term in the UCC and shall also mean any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded, or is at the time entitled to demand, payment or performance.

“Notes Obligations” shall mean all Obligations of each Grantor under the Indenture, the Notes and the Guarantees, including all principal, interest and premium thereunder and shall include any interest accruing subsequent to the commencement of an insolvency or liquidation proceeding at the rate provided for in the Notes Documents, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law.

“Pari Passu Intercreditor Agreement” shall mean that certain intercreditor agreement, dated as of April 16, 2020, by and among the Company, the other Grantors, the Collateral Agent, the Term Loan Collateral Agent and the Trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms.

“Payment Intangible” shall have the meaning given that term in the UCC and shall also mean any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Permitted Disposition” shall mean “Permitted Disposition” as defined in the Indenture that is not prohibited by any Additional Pari Passu Document.

“Permitted Encumbrances” shall mean “Permitted Encumbrances” as defined in the Indenture that is not prohibited by any Additional Pari Passu Document.

“Proceeds” shall mean “proceeds”, as defined in the UCC, and shall also include each type of property described in the definition of Collateral.

“Secured Obligations” shall mean, collectively, all Notes Obligations and all Additional Pari Passu Obligations.

“Secured Parties” shall mean, collectively, the Trustee, the Collateral Agent and the Holders and each Additional Pari Passu Secured Party.

“Securities Act” shall have the meaning assigned to such term in Section 6.01 of this Agreement.

“Security” shall have the meaning given that term in the UCC.

“Security Interest” shall have the meaning assigned to such term in Section 2.01 of this Agreement.

“Software” shall have the meaning given that term in the UCC.

“Supporting Obligation” shall have the meaning given that term in the UCC and shall also refer to a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Term Loan Administrative Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent under the Term Loan Agreement, and its successors and permitted assigns.

Section 1.03                  Rules of Construction. The rules of constructions specified in Section 1.4 of the Indenture shall be applicable to this Agreement.

ARTICLE 2

Security Interest

Section 2.01                  Security Interest. As security for the payment or performance, as the case may be, in full of its Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, a security interest in, and collaterally assigns to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, all of such Grantor’s right, title and interest in, to and under the Collateral (the “Security Interest”) wherever located, and whether now existing or hereafter arising or acquired from time to time. Without limiting the foregoing, each Grantor hereby designates the Collateral Agent as such Grantor’s true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file one or more Financing Statements, amendments to Financing Statements, continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party. Any such financing statement may indicate the Collateral as “all assets of the Grantor whether now existing or hereafter acquired”, “all personal property of the debtor whether now existing or hereafter acquired” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

Notwithstanding the grant of authority to the Collateral Agent under this Section 2.01, and in accordance with Sections 3.02 and 7.01 below, each Grantor agrees to prepare and file or cause to be filed, at its own expense, any Financing Statements, amendments to Financing Statements, continuation statements or any other documents or instruments in each governmental, municipal or other office as is necessary to perfect or maintain the perfection of the Collateral Agent’s Security Interest in the Collateral and to deliver to the Collateral Agent a file stamped copy of each such Financing Statement, amendment thereto, continuation statement or other document or instrument in connection with this Agreement or any other Collateral Document.

Without limiting the provisions of the first paragraph above and in furtherance of the provisions of the second paragraph above, the Collateral Agent hereby designates each Grantor as the Collateral Agent’s true and lawful attorney, with full power of substitution, at each Grantor’s option, to file one or more Financing Statements, amendments to Financing Statements, continuation statements, or to sign other documents solely for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by each Grantor, but not releasing or deleting any Collateral, without the signature of the Collateral Agent, and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party. Any such financing statement may indicate the Collateral as “all assets of the Grantor whether now existing or hereafter acquired”, “all personal property of the debtor whether now existing or hereafter acquired” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

Section 2.02                  No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3

Representations and Warranties

The Grantors jointly and severally represent and warrant to the Collateral Agent and the other Secured Parties that:

Section 3.01                  Title and Authority. Each Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, other than any consent or approval which has been obtained.

Section 3.02                  Filings. Financing Statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been or will be timely filed in each governmental, municipal or other office as is necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for its own benefit and the benefit of the other Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States or Canada (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements or as a result of any change in a Grantor’s name or jurisdiction of incorporation or formation or under any other circumstances under which, pursuant to the UCC, filings previously made have become misleading or ineffective in whole or in part.

Section 3.03                  Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all of the Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the making of the filings described in Section 3.02 above within the time periods prescribed by Applicable Law, a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by such filing) and (c) subject to the obtaining of Control by the Collateral Agent (or, to the extent only one Person can have Control thereof under Applicable Law, the ABL Collateral Agent or the Term Loan Collateral Agent, as applicable, as agent and/or bailee for the Collateral Agent pursuant to the applicable Intercreditor Agreement), a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by Control and perfection of the Security Interest in such Collateral is required by the terms hereof or of the Indenture). The Security Interest is and shall be (i) pari passu with the Liens securing the Term Loan Obligations and any Additional Pari Passu Obligations and (ii) prior to any other Lien on any of the Collateral, subject only to (a) with respect to the ABL Priority Collateral only, Permitted Encumbrances under the ABL Credit Agreement including the senior lien of the ABL Collateral Agent on ABL Priority Collateral, and (b) other Permitted Encumbrances having priority by operation of Applicable Law.

Section 3.04                  Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for (i) Permitted Encumbrances or (ii) Liens for which termination statements have been delivered to the Collateral Agent. The Grantors have not (a) filed or consented to the filing of (i) any Financing Statement or analogous document under the UCC or any other Applicable Law covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, or (b) entered into any agreement in which any Grantor grants Control over any Collateral, which Financing Statement, control agreement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Encumbrances.

ARTICLE 4

Covenants

Section 4.01                  Change of Name; Location of Collateral; Records; Place of Business.

(a)                 Each Grantor will furnish to the Collateral Agent prompt (and in any event, within 30 days of such change, or such earlier date required by the ABL Credit Agreement) written notice of any change in: (i) any Grantor’s name; (ii) the location of any Grantor’s chief executive office or its principal place of business; (iii) any Grantor’s organizational structure or jurisdiction of incorporation or formation; or (iv) any Grantor’s Federal Taxpayer Identification Number or organizational identification number, if any, assigned to it by its jurisdiction of organization. Each Grantor agrees to file or cause to be filed no later than 30 days (or such earlier date required by the ABL Credit Agreement) after the effective date of any change referred to in the preceding sentence all filings, publications and registrations under the UCC or other Applicable Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (which shall be (i) pari passu with the Liens securing the Term Loan Obligations and any Additional Pari Passu Obligations and (ii) prior to any other Lien on any of the Collateral, subject only to (a) with respect to the ABL Priority Collateral only, Permitted Encumbrances under the ABL Credit Agreement, and (b) other Permitted Encumbrances having priority by operation of Applicable Law) for its own benefit and the benefit of the other Secured Parties. The Collateral Agent shall have no duty to inquire about any of the changes described in this clause (a); the parties acknowledging and agreeing that each Grantor is solely responsible to take all action described in the immediately preceding sentence.

(b)                 Each Grantor agrees (i) to maintain, at its own cost and expense, records with respect to the Collateral owned by it which are complete and accurate in all material respects and which are consistent with its current practices or in accordance with such prudent and standard practices used in industries that are the same as, or similar to, those in which such Grantor is engaged, but in any event to include accounting records which are complete in all material respects indicating all payments and proceeds received with respect to any part of the Collateral, and (ii) at such time or times as the Collateral Agent may reasonably request (it being understood that the Collateral Agent has no duty to make such request), promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

Section 4.02                  Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien (other than Permitted Encumbrances).

Section 4.03                  Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, amendments to Financing Statements, continuation statements, agreements and instruments and take all such further actions as may be reasonably necessary or required or as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby or the validity or priority of such Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements, amendments to Financing Statements, continuation statements or other documents in connection herewith or therewith. Without limiting the foregoing, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, amendments to Financing Statements, continuation statements, agreements and instruments and take all such further actions as may be reasonably necessary or required or as the Collateral Agent may from time to time reasonably request to perfect or maintain the perfection of the Collateral Agent’s Security Interest in all Accounts, Inventory, Deposit Accounts, Investment Property, and the proceeds therefrom (including causing the Collateral Agent, subject to the Pari Passu Intercreditor Agreement, to have Control of any such Collateral to the extent required under the Indenture or any Additional Pari Passu Document and to the extent perfection in such Collateral can be accomplished by Control). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument with an individual face value in excess of $1,000,000 (or with respect to all such promissory notes or other Instruments, an aggregate face value in excess of $5,000,000), such note or Instrument shall be duly endorsed and, subject to the Pari Passu Intercreditor Agreement, be promptly pledged and delivered to the Collateral Agent.

Section 4.04                  Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral (other than Permitted Encumbrances), and may take any other action which the Collateral Agent may reasonably deem necessary or desirable to repair, maintain or preserve any of the Collateral to the extent any Grantor fails to do so as required by the Indenture, any Additional Pari Passu Document or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization within thirty (30) days after receipt of an invoice therefor setting forth such expenses in reasonable detail; provided, however, that the Collateral Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding in a court of competent jurisdiction (in which the Collateral Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Collateral Agent had acted with willful misconduct or in a grossly negligent manner; provided, further, that the making of any such payments or the taking of any such action by the Collateral Agent shall not be deemed to constitute a waiver of any Default or Event of Default arising from the Grantor’s failure to have made such payments or taken such action. Nothing in this Section 4.04 shall be interpreted as excusing any Grantor from the performance of any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Collateral Documents.

Section 4.05                  Assignment of Security Interest. Subject to the Intercreditor Agreements, if at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such security interest shall be automatically pledged and assigned to the Collateral Agent hereunder. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of, and transferees from, the Account Debtor or other Person granting the security interest.

Section 4.06                  Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform in all material respects all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

Section 4.07                  Use and Disposition of Collateral. Subject to the Intercreditor Agreements, none of the Grantors shall make or permit to be made any collateral assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral or shall grant Control (for purposes of security) of any Collateral to any Person, except for Permitted Encumbrances and Permitted Dispositions. Subject to the Intercreditor Agreements, except for Permitted Dispositions expressly permitted in the Indenture and any Additional Pari Passu Document, none of the Grantors shall make or permit to be made any transfer of the Collateral.

Section 4.08                  [Reserved].

Section 4.09                  Insurance.

(a)                 Each Grantor shall (i) maintain such insurance, as may be required by Applicable Law; and (ii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

(b)                 Subject to the Intercreditor Agreements, each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact), exercisable only after the occurrence and during the continuance of Event of Default under Section 6.1(1), (2) or (8) of the Indenture, for the purpose of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, but is under no obligation to, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section  4.09, including reasonable attorneys’ fees, court costs, out-of-pocket expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

Section 4.10                  Commercial Tort Claims. As of date hereof, except as set forth on Schedule 4.10, none of the Collateral consists of a Commercial Tort Claim. If any Grantor shall at any time acquire a Commercial Tort Claim having a value in excess of $1,000,000 (or with respect to all such Commercial Tort Claims, having an aggregate value in excess of $5,000,000), such Grantor shall promptly notify the Collateral Agent in writing of the details thereof and shall update Schedule 4.10 to reflect such Commercial Tort Claim and the Grantors shall take such actions as may be reasonably necessary or required or as the Collateral Agent shall reasonably request in order to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a perfected security interest therein and in the Proceeds thereof.

Section 4.11                  Legend. Subject to the Intercreditor Agreements, at the request of the Collateral Agent (it being understood that the Collateral Agent has no duty to make such request), each Grantor shall legend its Accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that the Collateral Agent has a security interest therein.

ARTICLE 5

[reserved]

ARTICLE 6

Remedies

Section 6.01                  Remedies upon Event of Default. Subject to the Intercreditor Agreements, after the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law. In each case subject to the Intercreditor Agreements, the rights and remedies of the Collateral Agent after the occurrence and during the continuation of an Event of Default shall include, without limitation, the right (but not the obligation) to take any or all of the following actions at the same or different times:

(a)                 With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, and Investment Property, the Collateral Agent may collect the Collateral with or without the taking of possession of any of the Collateral.

(b)                 With respect to any Collateral consisting of Accounts, the Collateral Agent may: (i) demand, collect and receive any amounts relating thereto, as the Collateral Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Collateral Agent may reasonably deem appropriate; (iv) receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes.

(c)                 With respect to any Collateral consisting of Investment Property, the Collateral Agent may: (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Collateral Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Secured Obligations; and (iii) demand, sue for, collect or make any compromise or settlement it deems desirable. The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C, §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Notwithstanding anything herein to the contrary, no Grantor shall be required to register, or cause the registration of, any Investment Property under the Securities Act or any Blue Sky Laws.

(d)                 With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(e)                 With or without legal process and with or without prior notice or demand for performance, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent to the extent the Collateral Agent deems such exclusion reasonably necessary to preserve and protect the Collateral. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Collateral Agent be liable to any Grantor for use or occupancy by the Collateral Agent of any premises pursuant to this Section 6.01, nor for any charge (such as wages for the Grantors’ employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies (as defined herein) hereunder.

(f)                  The Collateral Agent may require any Grantor to assemble the Collateral and make it available to the Collateral Agent at the Grantor’s sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor.

(g)                 Each Grantor agrees that the Collateral Agent shall have the right, subject to Applicable Law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(h)                 Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Grantors such notice as may be practicable under the circumstances), the Collateral Agent shall give the Grantors at least ten (10) days’ prior written notice, by authenticated record, of the date, time and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Grantor agrees that such written notice shall satisfy all requirements for notice to that Grantor which are imposed under the UCC or other Applicable Law with respect to the exercise of the Collateral Agent’s Rights and Remedies upon default. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement

(i)                   Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Secured Obligations shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by the Collateral Agent.

(j)                   At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 6.01, the Collateral Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Grantor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

(k)                 For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

(l)                   As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(m)              To the extent permitted by Applicable Law, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall exercise rights and remedies and sell the Collateral under the Collateral Documents only in accordance with the Pari Passu Intercreditor Agreement and the Indenture.

Section 6.02                  Application of Proceeds.

(a)                 Subject to the Intercreditor Agreements, after the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations pursuant to the terms hereof and of the Indenture or any Additional Pari Passu Document, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, or any Collateral granted under any other of the Collateral Documents, in the following order or priority:

First: to the Collateral Agent and the Trustee, each of their agents and attorneys for amounts due under Section 7.7 of the Indenture and any corresponding provisions of any Additional Pari Passu Document, including payment of all reasonable compensation, expense and liabilities incurred, and all advances that may have been made, by the Collateral Agent and the Trustee and the fees, costs and expenses of collection;

Second: to the payment in full of the Secured Obligations (the amounts so applied to be distributed to the Trustee or the Additional Senior Class Debt Representative pro rata in accordance with the respective amounts of the Secured Obligations for further distribution in accordance with the Indenture and the Additional Pari Passu Document owed to them on the date of any such distribution; and

Third: to the Company or to such party as a court of competent jurisdiction shall direct.

(b)                 Subject to the Intercreditor Agreements, if, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 6.02.

(c)                 In making the determinations and allocations required by this Section 6.02, the Collateral Agent may conclusively rely upon information supplied by the Trustee or Additional Senior Class Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 6.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by any Additional Senior Class Debt Representative of any amounts distributed to it.

(d)                 Subject to the Intercreditor Agreements, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement, the Indenture and each Additional Pari Passu Document. Upon any sale or other disposition of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

ARTICLE 7

Perfection of Security Interest

Section 7.01                  Perfection by Filing. This Agreement constitutes an authenticated record, and each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as the Collateral Agent shall reasonably deem necessary, and the Grantors shall pay the Collateral Agent’s reasonable costs and out-of-pocket expenses incurred in connection therewith. Each Grantor hereby further agrees that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a Financing Statement and may be filed as a Financing Statement in any and all jurisdictions. Notwithstanding the foregoing authorization, each Grantor hereby agrees to prepare and file or caused to be filed, at its own expense, any financing or continuation statements, and amendments thereto, or any other documents or instruments, relative to all or any part of the Collateral, in such filing offices as are necessary or required in order to perfect or maintain the perfection of the Collateral Agent’s Security Interest in the Collateral, and to deliver to the Collateral Agent a filed stamped copy of each such financing or continuation statement, or amendment thereto, or other such document or instrument. Neither the Trustee nor the Collateral Agent shall be under any obligation to file any such financing or continuation statements, and amendments thereto, or any other document or instrument in connection with this Agreement or any other Collateral Document.

Section 7.02                  Other Perfection, Etc. The Grantors shall at any time and from time to time take such steps as may be reasonably necessary or required or as the Collateral Agent may reasonably request for the Collateral Agent, subject to the Intercreditor Agreements, (a) to obtain Control of any Investment Property in accordance with the provisions of the Pledge Agreement, and (b) otherwise to insure the continued perfection of the Collateral Agent’s Security Interest in any of the Collateral with the priority described in Section 3.03 and of the preservation of the Collateral Agent’s rights therein.

Section 7.03                  Savings Clause. Nothing contained in this Article 7 shall be construed to narrow the scope of the Collateral Agent’s Security Interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the Collateral Agent’s Rights and Remedies hereunder except (and then only to the extent) as mandated by the UCC.

ARTICLE 8

Miscellaneous

Section 8.01                  Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.2 of the Indenture and all notices to any Additional Senior Class Debt Representative shall be given to it at the address set forth in the Joinder Agreement.

Section 8.02                  Grant of Non-Exclusive License. Without limiting the provision of Section 6.01 hereof or any other rights of the Collateral Agent as the holder of a Lien on any IP Collateral (as defined in the Intellectual Property Security Agreement), each Grantor hereby grants to the Collateral Agent a royalty free, non-exclusive, irrevocable license, to use, apply, and affix any trademark, trade name, logo, or similar indicia of source or origin in which any Grantor now or hereafter has rights, such license to be effective upon the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or any sale or other disposition of Inventory.

Section 8.03                  Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any Additional Pari Passu Document, any other Collateral Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any Additional Pari Passu Document, any other Collateral Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement (other than circumstances under which all Secured Obligations (other than contingent indemnification obligations as to which no claims have been asserted) shall have been paid in full).

Section 8.04                  Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in any other Collateral Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Collateral Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of this Agreement and the other Collateral Documents and the issuance of the Senior Secured Notes or any other Secured Obligations, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent or any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Indenture or any Additional Pari Passu Agreement, and shall continue in full force and effect unless terminated in accordance with Section 8.14 hereof and the Indenture.

Section 8.05                  Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantors that are contained in this Agreement shall bind and inure to the benefit of each Grantor and its respective successors and permitted assigns. This Agreement shall be binding upon each Grantor and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of each Grantor, the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 8.06                  Collateral Agent’s Fees and Expenses; Indemnification.

(a)                Without limiting or duplicating any of their obligations under the Indenture, any Additional Pari Passu Document or the other Collateral Documents, the Grantors jointly and severally agree (i) to pay, in accordance with Section 7.7 of the Indenture and any corresponding provision in any Additional Pari Passu Document, all fees and expenses incurred by the Collateral Agent and (ii) to indemnify, in accordance with Section 7.7 of the Indenture and any corresponding provision in any Additional Pari Passu Document in connection with or in anyway related to (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the Collateral Agent’s Rights and Remedies hereunder, (iv) the failure of any Grantor to perform or observe any of the provisions hereof or (v) the transactions contemplated hereby, in each case subject to the limitations contained in the Indenture and any Additional Pari Passu Document (to which the Collateral Agent is a party) or the other Collateral Documents.

(b)                 Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents and shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.

Section 8.07                  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.08                  Waivers; Amendment.

(a)                 The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Collateral Agent of any Event of Default or of any Default under any other agreement shall operate as a waiver of any other Event of Default or other Default hereunder or under any other agreement. No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies. No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations. No waiver of any provisions of this Agreement or any other Collateral Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Grantor or Grantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Sections 9.1 and 9.2 of the Indenture and corresponding provisions of each Additional Pari Passu Document.

Section 8.09              WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

Section 8.10                  Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8.11                  Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy e-mail or other electronic methods shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.12                  Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 8.13                  Jurisdiction; Consent to Service of Process.

(a)                 Each of the Grantors agrees that any suit for the enforcement of this Agreement or any other Collateral Document may be brought in the courts of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein, as the Collateral Agent may elect in its sole discretion, and consents to the non-exclusive jurisdiction of such courts. Each party to this Agreement hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against a Grantor or its properties in the courts of any jurisdiction.

(b)                 Each of the Grantors agrees that any action commenced by any Grantor asserting any claim or counterclaim arising under or in connection with this Agreement or any other Collateral Document shall be brought solely in a court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein, as the Collateral Agent may elect in its sole discretion, and consents to the exclusive jurisdiction of such courts with respect to any such action.

(c)                 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Collateral Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 8.14                  Termination; Release of Collateral.

(a)                 The Liens securing the Senior Secured Notes will be released, in whole or in part, as provided in Section 10.4 of the Indenture and the Liens securing Additional Pari Passu Obligations of any series will be released, in whole or in part, as provided in the Additional Pari Passu Documents governing such obligations. Upon at least two (2) Business Days’ prior written request by the Grantors accompanied by the Officer’s Certificate required by the Indenture, the Collateral Agent shall, without recourse, representation or warranty of any kind and at the Grantors sole cost and expense, execute such documents as the Grantors may reasonably request to evidence the release of the Liens upon any Collateral described in this Section 8.14; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of any Grantor in respect of) all interests retained by any Grantor, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b)                 Except for those provisions which expressly survive the termination thereof, this Agreement and the Security Interest granted herein shall terminate when all of the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims) have been paid in full in cash, at which time, upon receipt of the Officer’s Certificate and Opinion of Counsel required by the Indenture, the Collateral Agent shall, without recourse, representation or warranty of any kind, execute and deliver to the Grantors, at the Grantors’ expense, all UCC termination statements and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, that the Indenture, any Additional Pari Passu Document, this Agreement, and the Security Interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Grantor or any other Grantor. Any execution and delivery of termination statements or other documents pursuant to this Section 8.14 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

Section 8.15                  Additional Grantors. If, after the date hereof, pursuant to the terms and conditions of the Indenture and/or any Additional Pari Passu Document, any Grantor shall be required to cause any Subsidiary or other Person to become a party hereto, such Grantor shall cause such Person to execute and deliver to the Collateral Agent an Additional Grantor Joinder Agreement in the form of Exhibit A (the “Additional Grantor Joinder Agreement”), and such Person shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto and shall be deemed to have collaterally assigned and granted to the Collateral Agent, for the benefit of the Secured Parties, the security interest described in such Additional Grantor Joinder Agreement and Article 2 hereof.

Section 8.16                  Additional Pari Passu Obligations. On or after the date hereof, the Company may from time to time designate additional obligations as Additional Pari Passu Obligations pursuant to Section 5.13 of the Pari Passu Intercreditor Agreement. Upon such designation in accordance with Section 5.13 of the Pari Passu Intercreditor Agreement and delivery by such Additional Senior Class Debt Representative of a Joinder Agreement, such Additional Pari Passu Obligations will be governed by and will constitute Secured Obligations under this Agreement and the other Collateral Documents, except as may be otherwise specified in such Joinder Agreement.

Section 8.17                  Intercreditor Agreement. This Agreement (other than Section 2.01 of this Agreement) and each other Collateral Document (other than Section 2.01 of this Agreement) are subject to the terms and conditions set forth in the Intercreditor Agreements in all respects and, in the event of any conflict between the terms of either Intercreditor Agreement and this Agreement (other than Section 2.01 of this Agreement), the terms of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the priority of the Lien and Security Interest granted to the Collateral Agent pursuant to this Agreement and any other Collateral Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent hereunder or under any other Collateral Document are subject to the provisions of the Intercreditor Agreements. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies with respect to the Collateral of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreements. Prior to Discharge of ABL Secured Obligations (as defined in the ABL Intercreditor Agreement), the delivery of any ABL Priority Collateral to the ABL Collateral Agent pursuant to the ABL Credit Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such ABL Priority Collateral to the extent that such delivery is consistent with the terms of the ABL Intercreditor Agreement, and the ABL Collateral Agent shall hold such ABL Priority Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the ABL Priority Collateral. Prior to the Discharge of Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement) that are Credit Agreement Obligations (as defined in the Pari Passu Intercreditor Agreement), the delivery of any Collateral to the Term Loan Collateral Agent pursuant to the Term Loan Agreement shall satisfy any delivery requirement under the Indenture, the Notes or hereunder or under any other Collateral Document with respect to such Collateral to the extent that such delivery is consistent with the terms of the Pari Passu Intercreditor Agreement, and the Term Loan Collateral Agent shall hold such Collateral as bailee for the Collateral Agent for the purpose of perfecting the Collateral Agent’s security interest in the Collateral.

Section 8.18                  Incorporation by Reference; Concerning the Collateral Agent. Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity. In connection with its execution and acting hereunder, the Collateral Agent is entitled to all of the rights, privileges, protections, immunities, benefits and indemnities provided to it under the Indenture and any corresponding provision of any Additional Pari Passu Document, as if such rights, privileges, protections, immunities, benefits and indemnities were set forth herein. Whether or not expressly stated therein, in executing, delivering and performing its obligations under any other Collateral Document, the Collateral Agent shall be entitled to the rights, privileges, protections, immunities, benefits and indemnities granted to it under the Indenture and any corresponding provision of any Additional Pari Passu Document. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or the other Collateral Documents unless it shall first receive such advice or concurrence of the Holders of a majority in aggregate principal amount of the Notes (and, if applicable, a majority of the Secured Parties) or the Applicable Authorized Representative in accordance with the Pari Passu Intercreditor Agreement, and, if it so requests, it shall first be indemnified to its satisfaction by the Holders (and, if applicable, the Secured Parties) against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

GRANTORS:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY HOLDINGS, LLC

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF TEXAS, L.P.

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF KENTUCKY, INC.

	By:	/s/ David Glick
		Name:	David Glick
		Title:	Senior Vice President, Investor Relations and Treasurer

Signature Page to Security Agreement

BURLINGTON COAT FACTORY DIRECT CORPORATION

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF PUERTO RICO, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

COHOES FASHIONS OF CRANSTON, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF POCONO CROSSING, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY OF TEXAS, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BCF FLORENCE URBAN RENEWAL, L.L.C.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BCF FLORENCE URBAN RENEWAL II, LLC

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON MERCHANDISING CORPORATION

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

BURLINGTON DISTRIBUTION CORP.

By:	/s/ David Glick
	Name:	David Glick
	Title:	Senior Vice President, Investor Relations and Treasurer

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Collateral Agent

	By:	/s/ Barry D. Somrock
		Name:	Barry D. Somrock
		Title:	Vice President

SCHEDULE I

Grantors’ Names

Burlington Coat Factory Holdings, LLC

Burlington Coat Factory Investments Holdings, Inc.

Burlington Distribution Corp. (f/k/a Burlington Distribution of California, Inc.)

Burlington Merchandising Corporation

Burlington Coat Factory Warehouse Corporation

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory of Texas, L.P.

Burlington Coat Factory of Kentucky, Inc.

BCF Florence Urban Renewal, L.L.C.

BCF Florence Urban Renewal II, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Warehouse of Edgewater Park, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Burlington Coat Factory of Puerto Rico, LLC

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory Warehouse of Baytown Inc

Burlington Coat Factory of Pocono Crossing, LLC

EXHIBIT A

ADDITIONAL GRANTOR JOINDER AGREEMENT

This Additional Grantor Joinder Agreement, dated as of _______, ____ (this “Joinder Agreement”), is delivered pursuant to (a) Section 8.15 of the Security Agreement, dated as of April 16, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by and among Burlington Coat Factory Warehouse Corporation, a Florida corporation (the “Company”), the Guarantors from time to time party hereto and each of the other entities that may become a party thereto as provided therein (each of the foregoing, a “Grantor” and collectively, the “Grantors”), and Wilmington Trust, National Association, in its capacity as collateral agent for the Secured Parties, (in such capacity and together with any successors in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Secured Parties, (b) Section 16 of the Intellectual Property Security Agreement, dated as of April 16, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) among the Company, the Grantors from time to time party thereto and each of the other entities that may become a party thereto as provided therein and the Collateral Agent and (c) Section 15 of the Pledge Agreement, dated as of April 16, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) among the Company, the Guarantors from time to time party thereto and each of the other entities that may become a party thereto as provided therein (each of the foregoing, a “Pledgor” and collectively, the “Pledgors”) and the Collateral Agent. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Security Agreement, the IP Security Agreement and the Pledge Agreement, as the case may be.

By executing and delivering this Joinder Agreement, the undersigned hereby becomes a party to the Security Agreement, the IP Security Agreement and the Pledge Agreement as a Grantor or Pledgor, as applicable, with the same force and effect as if originally named as a Grantor or Pledgor, as applicable, therein, and expressly assumes all obligations and liabilities of a Grantor or Pledgor, as applicable, thereunder and, without limiting the generality of the foregoing, as security for the payment or performance, as the case may be, in full of the respective Secured Obligations of the undersigned, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, a security interest in, and collaterally assigns to the Collateral Agent, its successors and permitted assigns, for its own benefit and the benefit of the other Secured Parties, all of such Grantor’s right, title and interest in, to and under the Collateral and the Pledged Collateral (as defined in the Pledge Agreement) wherever located, and whether now existing or hereafter arising or acquired from time to time. From and after the date hereof, the undersigned shall for all purposes be a party to the Security Agreement, the IP Security Agreement and the Pledge Agreement and shall have the same rights, benefits and obligations as a Grantor or Pledgor, as applicable, party thereto.

Without limiting the foregoing, the undersigned designates the Collateral Agent as such Grantor’s true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file one or more Financing Statements, amendments to Financing Statements, continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party. Any such financing statement may indicate the Collateral as “all assets of the Grantor whether now existing or hereafter acquired”, “all personal property of the debtor whether now existing or hereafter acquired” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

Notwithstanding the foregoing grant of authority to the Collateral Agent, each Grantor or Pledgor, as applicable, hereby agrees to prepare and file or cause to be filed, at its own expense, any Financing Statements, amendments to Financing Statements, continuation statements or any other documents or instruments in connection herewith in each applicable filing office as is necessary to perfect or maintain the perfection of the Collateral Agent’s security interest in the Collateral and the Pledged Collateral and to deliver to the Collateral Agent a file stamped copy of each such Financing Statement, amendment thereto, continuation statement or other document or instrument in connection with this Agreement or any other Collateral Document.

Without limiting the provisions of the immediately preceding paragraph and in furtherance of the provisions of the second paragraph of this Joinder Agreement, the Collateral Agent hereby designates each undersigned Grantor as the Collateral Agent’s true and lawful attorney, with full power of substitution, at such Grantor’s option, to file one or more Financing Statements, amendments to Financing Statements, continuation statements, or to sign other documents solely for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by such Grantor, but not releasing or deleting any Collateral, without the signature of the Collateral Agent, and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party. Any such financing statement may indicate the Collateral as “all assets of the Grantor whether now existing or hereafter acquired”, “all personal property of the debtor whether now existing or hereafter acquired” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

The information set forth in Annex I is hereby added to the information set forth in Schedules I and 4.10 to the Security Agreement, the information in Annex II is hereby added to the information set forth in Exhibits A through D to the IP Security Agreement and the information set forth in Annex III is hereby added to the information set forth in Schedule I to the Pledge Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in the Security Agreement, the IP Security Agreement and the Pledge Agreement applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier shall be disregarded with respect to such representation and warranty.

This Joinder Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. The undersigned hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Joinder Agreement, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

This Joinder Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “PDF” or similar electronic format of an executed counterpart of this Joinder Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

[This Space Intentionally Left Blank]

In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[Additional Grantor]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED
as of the date of this Joinder Agreement
first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent

By:
Name:
Title:

annex I

[New Grantor to complete as appropriate]

SCHEDULE I

Grantors’ Names, Location, Etc.

Name of Grantor	Type of Organization (e.g. corporation, limited liability company, limited partnership)	Jurisdiction of Organization/Formation	Organization Identification Number	Federal Taxpayer Identification Number

Annex II

[New Grantor to complete as appropriate]

EXHIBIT A

List of Copyrights

Copyright Registrations and Applications

EXHIBIT B

List of Patents

Patents and Patent Applications

EXHIBIT C

List of Trademarks

Trademark Registrations and Applications

U.S. Federal

Country	Trademark	Status	App/Reg. No.	App/Reg. Date

U.S. State

Country	Trademark	Status	Reg. No.	Reg. Date

Domain Name Registrations

Internet domain name registrations

EXHIBIT D

List of Licenses

Copyright Licenses

Vendor	Type	Effective Date

Patent Licenses

Trademark Licenses

Annex III

[New Grantor to complete as appropriate]

SCHEDULE I

None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in the Schedule I.

Issuer	Record Owner	Class of Shares	Number of Shared held by Record Owner	Number of Issued and Outstanding Shares	Percentage of Shares held by Record Owner